Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
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Supplement No. 8 dated May 22, 2018
to
Prospectus dated October 30, 2017
________________

This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 30, 2017, as amended or supplemented (the "Prospectus") and the accompanying statement of additional information dated October 30, 2017, as amended or supplemented (the "SAI").

You should carefully consider the "Risk Factors" beginning on page 34 of the Prospectus and in Supplement No. 2, dated January 5, 2018, before you decide to invest.

We have entered into a new investor services agreement. As a result, this supplement amends the Prospectus and SAI to update certain descriptions of how investors can subscribe for shares of the Company and to provide certain information about the investor services agreement.
This supplement amends the indicated sections of the Prospectus and SAI as follows:

The "Via Mail" and "Via Express/Overnight Delivery" information contained in each of (1) "How to Subscribe" on page 12, (2) "PLAN OF DISTRIBUTION--General" on page 109 and (3) "APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT--(9) MAILING INSTRUCTIONS" on page A-5 is replaced in its entirety with the following:

Via Mail:	Via Express/Overnight Delivery:
Priority Income Fund, Inc.	Priority Income Fund, Inc.
c/o Destra Capital Investments LLC	c/o Destra Capital Investments LLC
P.O. Box 219768	430 West 7th Street
Kansas City, MO 64121-9768	Kansas City, MO 64105-1407
866-655-3650	866-655-3650

"Administration" on page 16 is replaced in its entirety with the following:
Administration
We have entered into an administration agreement (the “Administration Agreement”) under which we have agreed to reimburse
Prospect Administration for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by Prospect Capital Management, which owns 50% of our Adviser. In addition, we have entered into an investor services agreement (the “Investor Services Agreement”) under which we have agreed to reimburse Destra Capital Investments LLC (“Destra”) for providing investor relations support and related back-office services with respect to our investors. See “Administration Agreements.”

The sentence "We will also reimburse a subsidiary of Stratera Holdings for costs incurred under the Investor Services Agreement." on page 27 is replaced in its entirety with the following:

We will also reimburse Destra for costs incurred under the Investor Services Agreement.

The final question and answer included in "QUESTIONS AND ANSWERS ABOUT THIS OFFERING" on page 32 is replaced in its entirety with the following:

Q: Who can help answer my questions?

A: If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Provasi Capital Partners LP
c/o Destra Capital Investments LLC
14675 Dallas Parkway, Suite 600
Dallas, Texas, 75254
(866) 655-3650
Attention: Investor Services

The first sentence of the second complete paragraph included in "If we internalize our management and administrative functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed." on page 40 is replaced in its entirety with the following:

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser and Prospect Administration under the Investment Advisory Agreement and Administration Agreement, respectively, and to Destra under the Investor Services Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are now being paid by our Adviser or its affiliates.

"Employees" on page 74 is replaced in its entirety with the following:
Employees
Our day-to-day investment operations are managed by our Adviser. Our Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management, Prospect Administration and Stratera Holdings. In particular, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser. In addition, we reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. We also reimburse Destra for providing investor relations support and related back-office services with respect to our investors under the Investor Services Agreement.

The seventeenth bullet point included in "Payment of Our Expenses" on page 91 is replaced in its entirety with the following:

•	other expenses incurred by Destra in connection with providing investor relations support and related back-office services with respect to our investors under the Investor Services Agreement; and

The second paragraph under the heading "Administration Agreement" on page 93 is replaced in its entirety with the following:

In addition, we have entered into the Investor Services Agreement under which we have agreed to reimburse Destra for providing investor relations support and related back-office services with respect to our investors.

"Indemnification" on page 93 is replaced in its entirety with the following:
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator. Similar provisions are made with respect to Destra and its representatives under the Investor Services Agreement.

The second complete paragraph included in "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS" on page SAI-3 is replaced in its entirety with the following:

We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreements” in the Prospectus for a description of our reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to our Adviser to assist it in managing our portfolio and operations, provided that they are supervised at all times by our Adviser’s management team. We have also entered into an Investor Services Agreement under which we have agreed to reimburse Destra for providing investor relations support and related back-office services with respect to our investors.

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